THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN THE UNITED STATES EXCLUSIVELY TO INVESTORS WHO ARE QUALIFIED INSTITUTIONAL BUYERS WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT. THE SHARES OF COMMON STOCK MAY ONLY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A TRANSACTION THAT IS IN ACCORDANCE WITH AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE LAWS.

THE ISSUER HEREOF WILL FURNISH WITHOUT CHARGE TO EACH HOLDER HEREOF, UPON REQUEST, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, PURSUANT TO SECTION 151(F) OF THE DELAWARE GENERAL CORPORATION LAW.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM     -as tenants in common               UNIF GIFT MIN ACT -_____Custodian ________
     TEN ENT     -as tenants by the entireties                         (Cust)          (Minor)
     JT TEN      -as joint tenants with right of              Under Uniform Gifts to Minors Act
                 survivorship and not as tenants
                 in common                                       ___________________________
                                                                            (State)

  Additional abbreviations may also be used though not in the above list.


     For value received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
____________________________________________________________________________

____________________________________________________________________________
                Please print or typewrite name and address
                   including postal zip code of assignee

____________________________________________________________________________

______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:  ___________________


                            Signature(s)____________________________________


Signature Guaranteed By:

_______________________________     ________________________________________
                                    NOTICE: The signature(s) to this
                                    assignment must correspond with the
                                    name(s) as written upon the face of the
                                    Certificate. In every particular,
                                    without alteration or enlargement, or
                                    any change whatever.




NO. 0001        MANAGED INCOME SECURITIES PLUS FUND, INC.     ________ SHARES
COMMON STOCK                                                  PAR VALUE $.01
CUSIP:                                                        PER SHARE


          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   THIS CERTIFIES THAT BEAR STEARNS SECURITIES CORP. IS THE OWNER OF ________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE ABOVE-NAMED CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.


                                    IN WITNESS WHEREOF THE CORPORATION HAS
                                    CAUSED THIS CERTIFICATE TO BE SIGNED BY
                                    ITS DULY AUTHORIZED OFFICERS THIS __TH
                                    DAY OF FEBRUARY, 1997.

SEAL
                                    __________________   ___________________
                                    PRESIDENT            SECRETARY